T. Rowe Price European Stock Fund

Supplement to Prospectus Dated March 1, 2020

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective July 1, 2020, Tobias Mueller will join Dean Tenerelli as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Mueller joined T. Rowe Price in 2011. Effective October 1, 2020, Mr. Tenerelli will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Mueller will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective July 1, 2020, Tobias Mueller will join Dean Tenerelli as a portfolio manager and as a Cochairman of the fund’s Investment Advisory Committee. Mr. Mueller joined T. Rowe Price in 2011 and his investment experience dates from 2004 - 2009 and 2011 - present (he attended the University of Chicago Booth School of Business from 2009 - 2011). For the past five years, Mr. Mueller has served as a portfolio manager for the Firm’s European Select Strategy (since 2018) and, prior to that, as a research analyst covering the technology, medical technology and exchange sectors in the Equity Division with the Firm. Effective October 1, 2020, Mr. Tenerelli will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Mueller will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is June 4, 2020.

F79-041 6/4/20